SUPPLEMENT DATED FEBRUARY 27, 2015 TO THE PROSPECTUS
DATED JULY 29, 2014

Arden Sage Multi-Strategy Fund, L.L.C.
(the “Fund”)

Effective February 2015, the Fund’s Investment Committee is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Darren Wolf.  Accordingly, the following sub-sections located in “The Adviser” section of the Prospectus beginning on page 41 are hereby deleted in their entirety and replaced with the following.

Information Regarding the Individuals Responsible for Portfolio Management

The day-to-day management of the Fund’s and the Master Fund’s portfolio is the responsibility of the Investment Committee, which is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Darren Wolf.

Members of the Investment Committee

Averell H. Mortimer. Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also Chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

Henry P. Davis. Mr. Davis is President of the Adviser and is a member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Mr. McDonald works out of, and is responsible for managing, the Adviser’s London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Darren Wolf. Mr. Wolf is the Director of Research of Arden and a member of Arden’s Investment Committee. In addition to serving on the Investment Committee, Mr. Wolf is responsible for managing the day-to-day research activities of the firm.  Previously, Mr. Wolf was on the Investment Committee and the Head of Research at Robeco-Sage Investment Management, where he joined as a member of the investment team in 2001.  Mr. Wolf is a graduate of Yeshiva University's Sy Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf is a CFA Charterholder and a member of the New York Society of Security Analysts (NYSSA).

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2014.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Averell H. Mortimer	6	$1,211,794,822	28	$1,301,655,003	18	$3,763,522,868
Henry P. Davis	6	$1,211,794,822	28	$1,301,655,003	18	$3,763,522,868
Ian McDonald	6	$1,211,794,822	28	$1,301,655,003	18	$3,763,522,868
Darren Wolf*	6	$1,136,845,869	25	$909,312,873	17	$3,778,773,628

*Mr. Wolf’s information is provided as of February 2, 2015.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
Averell H. Mortimer	0	$0	15	$1,141,682,256	11	$2,213,434,459
Henry P. Davis	0	$0	15	$1,141,682,256	11	$2,213,434,459
Ian McDonald	0	$0	15	$1,141,682,256	11	$2,213,434,459
Darren Wolf*	0	$0	13	$738,980,394	11	$2,139,383,902

*Mr. Wolf’s information is provided as of February 2, 2015.

Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

Fund Ownership

The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2014.

Portfolio Manager	Dollar Range
Averell H. Mortimer	None
Henry P. Davis	None
Ian McDonald	None
Darren Wolf*	None

*Mr. Wolf’s information is provided as of February 2, 2015.

Please retain this Supplement for future reference.

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